UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2021 (March 4, 2021)

FINTECH EVOLUTION ACQUISITION GROUP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40137	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the America, 11th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (650) 739-6741

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one redeemable Warrant	FTEV.U	The New York Stock Exchange

Class A Ordinary Shares, par value $0.0001 per share	FTEV	The New York Stock Exchange

Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	FTEV WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 4, 2021, FinTech Evolution Acquisition Group (the “Company”) consummated its initial public offering (the “IPO”) of 24,000,000 units (the “Units”).Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Share”), and one-third of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $240,000,000. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 3,600,000 additional Units.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 4,533,334 warrants (the “Private Placement Warrants”) to Fintech Evolution Sponsor LLC (the “Sponsor”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $6,800,000.

A total of $240,000,000, comprised of $235,200,000 of the proceeds from the IPO (which amount includes $8,400,000 of the underwriters’ deferred discount) and $4,800,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

On March 8, 2021, the underwriters notified the Company of their intention to partially exercise their over-allotment to purchase 3,410,158 Units (the “Option Units”). On March 10, 2021, the Company consummated the sale of Option Units, at $10.00 per Option Unit, or aggregate gross proceeds of $34,101,580. In addition, the Company consummated the sale of an additional 454,688 Private Placement Warrants, at $1.50 per Private Placement Warrant, generating total proceeds of $682,032.

An audited balance sheet as of March 4, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, but not the proceeds from the sale of the Option Units in connection with the partial exercise of over-allotment, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of March 4, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINTECH EVOLUTION ACQUISITION GROUP

	By:	/s/ Rohit Bhagat
		Name:	Rohit Bhagat
		Title:	Chief Executive Officer

Dated: March 10, 2021

2